SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 6, 2006


                         Commission file number 0-14061


                             STEEL TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

           Kentucky                                        61-0712014
   (State or other jurisdiction of                     (I.R.S. Employer
    incorporation or organization)                    Identification No.)

                 15415 Shelbyville Road, Louisville, KY   40245
               (Address of principal executive offices) (Zip Code)

                                 (502) 245-2110
              (Registrant's telephone number, including area code)

                                 Not applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On November 6, 2006, Steel Technologies Inc. issued a press release announcing its Board of Directors has declared a semi-annual cash dividend of $0.15 per share. A copy of the press release is attached hereto as Exhibit 99.



Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits

Exhibit Number    Description

Exhibit 99 Press release issued by Steel Technologies on November 6, 2006, regarding its semi-annual cash dividend




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEEL TECHNOLOGIES INC.
    (Registrant)




By   /s/ Roger D. Shannon
     ---------------------
        Roger D. Shannon
        Chief Financial Officer



Dated:  November 6, 2006

                                   EXHIBIT 99


                                  NEWS RELEASE

Contact: Bradford T. Ray                    Roger D. Shannon
         Chief Executive Officer            Chief Financial Officer
         502/245-2110                       502/245-2110

                STEEL TECHNOLOGIES DECLARES SEMI-ANNUAL DIVIDEND
                               OF $0.15 PER SHARE



LOUISVILLE, Ky. (November 6, 2006) - Steel Technologies Inc. (NASDAQ: STTX) today announced that its Board of Directors has declared a semi-annual cash dividend of $0.15 per share. The dividend is payable on December 1, 2006, to shareholders of record as of November 17, 2006.

     Steel Technologies processes flat-rolled steel to specific thickness, width, temper, finish and shape requirements for automotive, appliance, lawn and garden, office furniture, agriculture, construction, hardware, and consumer goods. The Company has 23 facilities, including its joint-venture operations, located throughout the United States, Mexico and Canada. More information about the Company may be found on the World Wide Web at www.steeltechnologies.com.

                                      -END-